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                                                                      EXHIBIT 23

EXHIBIT 23.  CONSENT OF INDEPENDENT AUDITORS
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INDEPENDENT AUDITORS' CONSENT
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  We consent to the incorporation by reference in Registration Statement Nos.
33-36708, 33-5616, 33-39762, 33-31685, 33-60448 and Post-Effective Amendment No.
1 to Registration Statement Nos. 33-1333 and 33-10396 of Commercial Federal Corporation on Form S-8 of our report dated August 25, 1995 (September 22, 1995, as to Note 27), incorporated by reference in the Annual Report on Form 10-K of Commercial Federal Corporation for the year ended June 30, 1995.



/s/ Deloitte & Touche LLP

Omaha, Nebraska
September 27, 1995